STOCK OPTION AGREEMENT
                                    (NON-ISO)


      THIS  AGREEMENT,  made this      day of            , 1999,  by and between
                                 ------       -----------
Graco Inc., a Minnesota corporation (the "Company") and James A. Earnshaw (the "Employee").

      WITNESSETH THAT:

      WHEREAS, the Company pursuant to it's Long Term Incentive Stock Plan wishes to grant this stock option to Employee;

      NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.  Grant of Option
          ---------------

          The Company hereby grants to Employee, the right and option (hereinafter called the "option") to purchase all or any part of an aggregate of 50,000 Common Shares, par value $1.00 per share, at the price of $ per share on the terms and conditions set forth herein.

      2.  Duration and Exercisability
          ---------------------------

          A. Except as otherwise set forth herein, this option may not be exercised by Employee until the expiration of two (2) years from the date of grant, and this option shall in all events terminate ten (10) years after the date of grant. During the first two years from the date of grant of this option, no portion of this option may be exercised. Thereafter this option shall become exercisable in four cumulative installments of 25% as follows:
                                                   Total Portion of Option
                              Date                  Which is Exercisable
                              ----                  --------------------
                 Two Years after Date of Grant               25%
                 Three Years after Date of Grant             50%
                 Four Years after Date of Grant              75%
                 Five Years after Date of Grant             100%


              In the event that Employee does not purchase in any one year the full number of shares of Common Stock of the Company to which he/she is entitled under this option, he/she may, subject to the terms and conditions of Section 3 hereof, purchase such shares of Common Stock in any subsequent year during the term of this option.




          B.  During  the  lifetime  of  the  Employee,   the  option  shall  be
              exercisable only by him/her and shall not be assignable or transferable by him/her otherwise than by will or the laws of descent and distribution.

      3.  Effect of Termination of Employment
          -----------------------------------

          A. In the event that Employee shall cease to be employed by the Company or its subsidiaries for any reason other than his/her gross and willful misconduct (as set forth on subparagraph B below), death, retirement (as defined in Section 3(d) below), or disability (as defined in Section 3(d) below): (i) If such termination is voluntary, or involuntary and occurs after the second anniversary of the first day of employment of the Employee by the Company, the Employee shall have the right to exercise the option at any time within one month after such termination of employment to the extent of the full number of shares he/she was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option; (ii) If such termination is involuntary and occurs before the second anniversary of the first day of employment of the Employee by the Company, notwithstanding Section 2(A) hereof, the entire option granted hereunder shall become immediately and fully exercisable for a period of six (6) months after the date of such termination.

          B. In the event that Employee shall cease to be employed by the Company or its subsidiaries by reason of his/her gross and willful misconduct during the course of his/her employment, including but not limited to wrongful appropriation of Company funds, violation of Company policy or the commission of a felony, the option shall be terminated as of the date of the misconduct.

          C. If the Employee shall die while in the employ of the Company or a subsidiary or within one month after termination of employment for any reason other than gross and willful misconduct and shall not have fully exercised the option, all remaining shares shall become immediately exercisable and such option may be exercised at any time within twelve months after his/her death by the executors or administrators of the Employee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

          D. If the Employee's termination of employment is due to retirement (either after attaining age 55 with 10 years of service, or attaining age 65, or due to disability within the meaning of the provisions of the Graco Long Term Disability Plan), all remaining shares shall become immediately exercisable and the option may be exercised by the Employee at any time within three years of the employee's retirement, or in the event of the death of the Employee within the three-year period after retirement, the option may be exercised at any time within twelve months after his/her death by the executors or administrators of the Employee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares he/she was entitled to purchase under the option on the date of death, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

      4.  Manner of Exercise
          ------------------

          A. The option can be exercised only by Employee or other proper party within the option period delivering written notice to the Company at its principal office in Minneapolis, Minnesota, stating the number of shares as to which the option is being exercised and, except as provided in Section 4(c), accompanied by payment-in-full of the option price for all shares designated in the notice.

          B. The Employee may, at Employee's election, pay the option price either by check (bank check, certified check, or personal check) or by delivering to the Company for cancellation Common Shares of the Company with a fair market value equal to the option price. For these purposes, the fair market value of the Company's Common Shares shall be the closing price of the Common Shares on the date of exercise on the New York Stock Exchange (the "NYSE") or on the principal national securities exchange on which the shares are traded if the shares are not then traded on the NYSE. If there is not a quotation available for such day, then the closing price on the next preceding day for which such a quotation exists shall be determinative of fair market value. If the shares are not then traded on an exchange, the fair market value shall be the average of the closing bid and asked prices of the Common Shares as reported by the National Association of Securities Dealers Automated Quotation System. If the Common Shares are not then traded on NASDAQ or on an exchange, then the fair market value shall be determined in such manner as the Company shall deem reasonable.

          C. The Employee may, with the consent of the Company, pay the option price by arranging for the immediate sale of some or all of the shares issued upon exercise of the option by a securities dealer and the payment to the Company by the securities dealer of the option exercise price.

      5.  Payment of Withholding Taxes
          ----------------------------

          Upon exercise of any portion of this option, Employee shall pay to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements which arise as a result of the exercise of the option or provide the Company with satisfactory indemnification for such payment.

      6.  Change of Control
          -----------------

          A. Notwithstanding Section 2(a) hereof, the entire option shall become immediately and fully exercisable on the day following a "Change of Control" and shall remain fully exercisable until either exercised or expiring by its terms. A "Change of Control" means:

               (1) acquisition by any individual,  entity,  or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of 1934),

                   (a "Person"),  of beneficial ownership (within the meaning of
                   Rule  13d-3  under  the  1934  Act)  which   results  in  the
                   beneficial ownership by such Person of 25% or more of either

                   (a) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or

                   (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");

                   provided, however, that the following acquisitions will not result in a Change of Control:

                        (i)   an acquisition directly from the Company,
                        (ii)  an acquisition by the Company,
                        (iii) an  acquisition  by  an  employee benefit plan (or
                              related  trust)  sponsored  or  maintained  by the
                              Company or any corporation controlled by the Company,
                        (iv) an acquisition by any Person who is deemed to have beneficial ownership of the Company common stock or other Company voting securities owned by the Trust Under the Will of Clarissa L. Gray ("Trust Person"), provided that such acquisition does not result in the beneficial ownership by such Person of 32% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities, and provided further that for purposes of this Section 6, a Trust Person shall not be deemed to have beneficial ownership of the Company common stock or other Company voting securities owned by The Graco Foundation or any employee benefit plan of the Company, including, without limitations, the Graco Employee Retirement Plan and the Graco Employee Stock Ownership Plan,
                        (v) an acquisition by the Employee or any group that includes the Employee, or
                        (vi) an acquisition by any corporation pursuant to a transaction that complies with clauses (a), (b), and (c) of subsection (4) below; and

                   provided, further, that if any Person's beneficial ownership of the Outstanding Company Common Stock or Outstanding Company Voting Securities is 25% or more as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional Outstanding Company Common Stock or Outstanding Company Voting Securities as a result of a transaction other than that described in clause (i) or (ii) above, such subsequent acquisition will be treated as an acquisition that causes such Person to own 25% or more of the Outstanding Company Common Stock or

                   Outstanding Company Voting Securities and be deemed a Change of Control; and provided further, that in the event any acquisition or other transaction occurs which results in the beneficial ownership of 32% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities by any Trust Person, the Incumbent Board may by majority vote increase the threshold beneficial ownership percentage to a percentage above 32% for any Trust Person; or

               (2) Individuals who, as of the date hereof,  constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of said Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such
                   individual  were  a  member  of  the  Incumbent   Board,  but
                   excluding, for this purpose, any such individual whose initial membership on the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (3) The  commencement  or  announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a Person of 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities; or

               (4) The  approval  by  the  shareholders  of  the  Company  of  a reorganization, merger, consolidation, or statutory exchange of Outstanding Company Common Stock or Outstanding Company Voting Securities or sale or other disposition of all or substantially all of the assets of the Company ("Business
                   Combination") or, if consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation) excluding, however, such a Business combination pursuant to which

                   (a) all or substantially  all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock or Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock or Outstanding Company Voting Securities,

                   (b) no  Person  [excluding  any  employee  benefit  plan  (or related trust) of the Company or such corporation resulting from such Business Combination] beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

                   (c) at  least a  majority  of the  members  of the  board  of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (5) approval  by the  stockholders  of the  Company of a complete liquidation or dissolution of the Company.

          B. A Change of Control shall not be deemed to have occurred with respect to an Employee if:

               (1) the acquisition of the 25% or greater interest referred to in subparagraph A.(1) of this Section 6 is by a group, acting in concert, that includes the Employee or

               (2) if at  least  25% of the  then  outstanding  common  stock or combined voting power of the then outstanding company voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange, disposition of assets, liquidation or dissolution referred to in subparagraph (4) and (5) of this section by a group, acting in concert, that includes that Employee.

      7.  Adjustments
          -----------

          If Employee exercises all or any portion of the option subsequent to any change in the number or character of the Common Shares of the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, or otherwise), Employee shall then receive for the aggregate price paid by him/her on such exercise of the option, the number and type of securities or other consideration which he/she would have received if such option had been exercised prior to the event changing the number or character of outstanding shares.


      8.  Miscellaneous
          -------------

          A. This option is issued pursuant to the Company's Long-Term Incentive Stock Plan and is subject to its terms. A copy of the Plan has been given to the Employee. The terms of the Plan are also available for inspection during business hours at the principal offices of the company.

          B. This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time. Employee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to him upon exercise of this option.

          C. The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.



Employee                                  Graco Inc.


                                          By
Name                                            Name and title